SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 13, 2003


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           Missouri                       1-10596                 43-1554045
        (State or Other                 (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)         File Number)         Identification No.)



   8888 Ladue Road, Suite 200, St. Louis, Missouri                   63124-2056
       (Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code: 314-213-7200

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit No.       Description of Exhibit

99.1     Press Release dated May 13, 2003


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

Operations and Financial Information Furnished

On May 13, 2003, the Company issued a press release announcing its fiscal second quarter 2003 financial and operating results. This press release is furnished as
Exhibit 99.1, and incorporated herein by reference.

In addition, the Company announced in a press release issued on May 2, 2003 that a webcast of a second quarter conference call would be held on May 13, 2003.

The press release furnished herewith will be posted to the Company's website located at http://www.escotechnologies.com and can be viewed through the Investor Relations page of the website under the tab "Press Releases", although the Company reserves the right to discontinue that availability at any time.

Non-GAAP Financial Measures

The press release furnished herewith contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP") in order to provide investors and management with an alternative method for assessing the Company's operating results in a manner that is focused on the performance of the Company's ongoing operations. The Company has provided definitions below for the non-GAAP financial measures utilized in the press release, together with an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors. The press release uses the non-GAAP financial measures of "Net earnings excluding the after-tax charges relating to the MSA and MTA," "EBIT from continuing operations," "EBIT excluding the after-tax charges relating to the MSA and MTA," "Free cash flow," and "EBITDA from continuing operations."

The Company defines "Net earnings excluding the after-tax charges relating to the MSA and MTA" as net earnings excluding the special items described in the press release. These special items comprise a one-time charge resulting from the termination of a Manufacturing and Supply Agreement (MSA) with Whatman HemaSure Inc., and costs resulting from the Management Transition Agreement between the Company and its former Chairman (MTA). The Company's management uses this information in evaluating the results of the continuing operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company.

The Company defines "EBIT from continuing operations" as earnings before interest and taxes. The Company's management evaluates the performance of its operating segments based on EBIT from continuing operations and believes that EBIT from continuing operations is useful to investors to demonstrate the operational profitability of the Company's business segments by excluding interest and taxes, which are generally accounted for across the entire Company on a consolidated basis. EBIT from continuing operations is also one of the measures used by management in determining resource allocations within the Company and incentive compensation.

"EBIT excluding the after-tax charges relating to the MSA and MTA": The Company calculates this non-GAAP financial measure as EBIT of the Company's business operations for the respective period, excluding the special items described above in the discussion of "Net earnings excluding the after-tax charges relating to the MSA and MTA." The Company's management uses this information in evaluating the results of the continuing operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company.

The Company defines "Free cash flow" as "Net cash provided by operating activities" less "Capital expenditures". The Company's management believes that free cash flow is useful to investors and management as a supplemental financial measurement in the evaluation of the Company's business and believes that free cash flow may provide additional information with respect to the Company's ability to meet its future debt service, capital expenditures and working capital requirements. Free cash flow can also be reinvested in the Company for future growth.

The Company defines "EBITDA from continuing operations" as earnings before interest, taxes, depreciation and amortization. The Company's management uses EBITDA as a supplemental financial measurement in the evaluation of the Company's business and believes that EBITDA may provide additional information with respect to the Company's ability to meet its future debt service, capital expenditures and working capital requirements.

The presentation of net earnings excluding the after-tax charges relating to the MSA and MTA, EBIT from continuing operations, EBIT excluding the after-tax charges relating to the MSA and MTA, free cash flow, and EBITDA from continuing operations, is intended to supplement investors' understanding of the Company's operating performance. The Company's non-GAAP financial measures may not be comparable to other companies' non-GAAP financial performance measures. Furthermore, these measures are not intended to replace net earnings, cash flows, financial position, or comprehensive income (loss), as determined in accordance with GAAP.

Other Matters

The information contained in this report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended ("Exchange Act") or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 as amended or the Exchange Act.

Statements in this report, including Exhibit 99.1, regarding the Company's ability to negotiate a successful settlement and/or enforce the terms of the MSA, statements in the Chairman's comments concerning future closures, consolidations and relocations, the associated costs and resulting savings to be achieved, results to be achieved from future Filtration initiatives, future fiscal 2003 revenues, gains/charges and earnings and other written or oral statements which are not strictly historical are "forward-looking" statements within the meaning of the safe harbor provisions of the federal securities laws. Investors are cautioned that such statements are only predictions, and speak only as of the date of this report. The Company's actual results in the future may differ materially from those projected in the forward-looking statements due to risks and uncertainties that exist in the Company's operations and business environment including, but not limited to: further weakening of economic conditions in served markets; changes in customer demands or customer insolvencies; competition; intellectual property rights; the Company's successful exploitation of acquired intellectual property rights; the success of future Filtration initiatives adopted by Management; successful execution of planned facility closures, consolidations and relocations with regard to the Company's Puerto Rico facility and U.K. facility; the impact of FASB
Interpretation No. 46; consolidation of internal operations; integration of recently acquired businesses; delivery delays or defaults by customers;
termination for convenience of customer contracts; timing and magnitude of future contract awards; performance issues with key suppliers and subcontractors; collective bargaining and labor disputes; changes in laws and regulations including changes in accounting standards and taxation requirements; litigation uncertainty; and the Company's successful execution of internal operating plans.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESCO TECHNOLOGIES INC.


Dated:  May 13, 2003                        By:    /s/ G.E. Muenster
                                                 G.E. Muenster
                                                 Vice President and
                                                 Chief Financial Officer



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                                                    EXHIBIT INDEX


Exhibit No.                         Description of Exhibit

    99.1          Press release dated May 13, 2003